Exhibit 10.1

EXECUTION VERSION

SECOND AMENDMENT

SECOND AMENDMENT, dated as of November 8, 2021 (this “Second Amendment”), among 1-800-Flowers.com, Inc. (the “Company”), the subsidiary borrowers party hereto (together with the Company, the “Borrowers”), the subsidiary guarantors party hereto (the “Guarantors”), the lenders party hereto, JPMorgan Chase Bank, N.A., as Administrative Agent (in such capacity, the “Administrative Agent”), and the other entities party hereto. All capitalized undefined terms used in this Second Amendment shall have the meanings assigned thereto in the Credit Agreement (as defined below).

W I T N E S S E T H

WHEREAS, the Borrowers, the Guarantors, the lenders party thereto (the “Existing Lenders”), the Administrative Agent and the other agents and entities party thereto are party to that certain Second Amended and Restated Credit Agreement, dated as of May 31, 2019 (as amended by the First Amendment, dated as of August 20, 2020, and as amended, restated, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”; and as further amended by this Second Amendment, the “Amended Credit Agreement”).

WHEREAS, pursuant to the Credit Agreement, the Existing Lenders have agreed to make, and have made, certain loans to the Borrowers;

WHEREAS, the Company wishes for the outstanding Term Loans A-1 to be repriced, and to effect certain related amendments to the Credit Agreement in connection therewith, each in accordance with Section 10.02(b) of the Credit Agreement;

WHEREAS, the Term Lenders A-1 are severally willing to amend and continue their existing Term Loans A-1, subject to the terms and conditions set forth in this Second Amendment;

WHEREAS, the Existing Lenders party hereto (the “Approving Existing Lenders”) constituting Required Lenders under the Credit Agreement, the Loan Parties, the Term Lenders A-1 and the Administrative Agent are willing to agree to the terms of this Second Amendment and the amendments to the Credit Agreement effected hereby; and

WHEREAS, JPMorgan Chase Bank, N.A. and Wells Fargo Securities, LLC will act as joint lead arrangers and joint bookrunners in connection with this Second Amendment (collectively and in such capacities, the “Arrangers”).

NOW, THEREFORE, in consideration of the premises and the mutual covenants herein set forth, the parties hereto agree as follows:

ARTICLE 1.

AMENDMENTS TO THE CREDIT AGREEMENT

 (a)         Section 1.01 of the Credit Agreement is hereby amended as follows:

(i)    The definition of “Applicable Rate” is hereby amended and restated in its entirety as follows:

“Applicable Rate” means, for any day, with respect to any ABR Loan or Eurodollar Loan, or with respect to the commitment fees or acceptance fees payable hereunder, as the case may be, the applicable rate per annum set forth below under the caption “ABR Spread”, “Eurodollar Spread/Acceptance Fee” or “Commitment Fee Rate”, respectively, based upon the Consolidated Leverage Ratio as of the most recent determination date:

Consolidated Leverage Ratio:	ABR Spread	Eurodollar Spread/Acceptance Fee	Commitment Fee Rate
Category 1 Greater than 3.50:1.00	1.25%	2.25%	0.35%
Category 2 Greater than 2.50:1.00 but less than or equal to 3.50:1.00	1.00%	2.00%	0.30%
Category 3 Greater than 1.50:1.00 but less than or equal to 2.50:1.00	0.75%	1.75%	0.25%
Category 4 Less than or equal to 1.50:1.00	0.50%	1.50%	0.20%

For purposes of the foregoing, (i) the Consolidated Leverage Ratio shall be determined as of the end of each fiscal quarter of the Company based upon the Company’s consolidated financial statements delivered pursuant to Section 6.01(a) or (b) of this Agreement (and the related compliance certificate delivered pursuant to Section 6.01(c) of this Agreement) and (ii) each change in the Applicable Rate resulting from a change in the Consolidated Leverage Ratio shall be effective during the period commencing on and including the date three Business Days after delivery to the Administrative Agent of such consolidated financial statements and compliance certificate indicating such change and ending on the date immediately preceding the effective date of the next such change; provided that the Consolidated Leverage Ratio shall be deemed to be in Category 1 (A) at any time that an Event of Default has occurred and is continuing or (B) if the Company fails to deliver the consolidated financial statements (and related compliance certificate) required to be delivered by it pursuant to Section 6.01(a), (b) and/or (c), during the period from the expiration of the time for delivery thereof specified in such Sections until such financial statements and compliance certificate are delivered. In the event that any financial statement or certification delivered pursuant to Section 6.01 is shown to be inaccurate, and such inaccuracy, if corrected, would have led to the application of a higher Applicable Rate for any period (an “Applicable Period”) than the Applicable Rate applied for such Applicable Period, the Borrowers shall immediately (a) deliver to the Administrative Agent a corrected compliance certificate for such Applicable Period, (b) determine the Applicable Rate for such Applicable Period based upon the corrected compliance certificate, and (c) immediately pay to the Administrative Agent for the benefit of the Lenders the accrued additional interest and other fees owing as a result of such increased Applicable Rate for such Applicable Period, which payment shall be promptly distributed by the Administrative Agent to the Lenders entitled thereto. It is acknowledged and agreed that nothing contained herein shall limit the rights of the Administrative Agent and the Lenders under the Loan Documents.

(ii)    The definition of “Interest Period” is hereby amended by (x) deleting “two,” where used therein and (y) inserting “or a shorter period” after the language “twelve months thereafter” where used therein.

(iii)    The definition of “LIBO Rate” is hereby amended by deleting both instances of “(or in the case of the Term Loans A-1, less than 0.75%)” where used therein and is hereby amended by deleting both instances of “(or in the case of the Term Loans A-1, deemed to be 0.75%)” where used therein.

(b)    Section 2.16(b) of the Credit Agreement is hereby amended by deleting “(or in the case of the Term Loans A-1, less than 0.75%)” where used therein and is hereby amended by deleting “(or in the case of the Term Loans A-1, deemed to be 0.75%)” where used therein.

ARTICLE 2.

REPRESENTATIONS AND WARRANTIES

Each of the Borrowers represents and warrants (as to itself and each of its Subsidiaries) to the lenders party hereto that:

(a)    The execution, delivery and performance of this Second Amendment are within each Borrower’s and each other Loan Party’s corporate powers and have been duly authorized by all necessary corporate and, if required, by all necessary shareholder action. This Second Amendment has been duly executed and delivered by each Loan Party party hereto and this Second Amendment and the Amended Credit Agreement constitute the legal, valid and binding obligations of each such Loan Party, enforceable against each such Loan Party in accordance with their terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other laws affecting creditors’ rights generally and subject to general principles of equity, regardless of whether considered in a proceeding in equity or at law.

(b)    The representations and warranties set forth in Article IV of the Amended Credit Agreement and in the other Loan Documents are true and correct in all material respects (without duplication of any materiality qualifier contained therein) immediately prior to and as of the Second Amendment Effective Date as if made on and as of such date (or, if any such representation or warranty is expressly stated to have been made as of a specific date, as of such specific date).

(c)    At the time of and immediately after giving effect to this Second Amendment, no Default has occurred and is continuing.

ARTICLE 3.

CONDITIONS PRECEDENT

This Second Amendment shall become effective on the first date on which the following conditions have been satisfied or waived (the “Second Amendment Effective Date”):

(a)    Executed Counterparts. The Administrative Agent shall have received executed counterparts of this Second Amendment from each Loan Party, each Approving Existing Lender (constituting Required Lenders under the Credit Agreement) and each Term Lender A-1.

(b)    Officer’s Certificate. The Administrative Agent shall have received a certificate dated the Second Amendment Effective Date and signed by a senior executive officer of the Company, certifying on behalf of the Company the accuracy of the representations and warranties set forth in Article 2 hereof.

(c)    Fees and Expenses. All fees and expenses required to be paid or reimbursed (and, in the case of expenses, invoiced at least two Business Days before the Second Amendment Effective Date) to the Administrative Agent, the lenders party hereto and the Arrangers shall have been paid in full in cash on or before the Second Amendment Effective Date.

(d)    USA PATRIOT Act, Beneficial Ownership and Insurance Certificate. The Administrative Agent, any lender party hereto and the Arrangers shall have received, at least 3 Business Days prior to the Second Amendment Effective Date, all documentation and other information with respect to the Loan Parties that shall have been reasonably requested by the Administrative Agent, any lender party hereto or any Arranger in writing at least 5 Business Days prior to the Second Amendment Effective Date that the Administrative Agent, any lender party hereto or any Arranger reasonably determines is required by regulatory authorities under applicable “know your customer” and anti-money laundering rules and regulations, including the USA PATRIOT Act and 31 C.F.R. § 1010.230.

ARTICLE 4.
GENERAL

(a)    Limited Effect. Except as expressly provided herein, the Credit Agreement and the other Loan Documents shall remain unmodified and in full force and effect. This Second Amendment shall not be deemed (a) to be a waiver of, or consent to, or a modification or amendment of, any other term or condition of the Credit Agreement or any other Loan Document or a waiver of any Default or Event of Default, (b) to prejudice any right or rights which the Administrative Agent or the Existing Lenders may now have or may have in the future under or in connection with the Amended Credit Agreement or the other Loan Documents or any of the instruments or agreements referred to therein, as the same may be amended, restated, supplemented or modified from time to time, or (c) to be a commitment or any other undertaking or expression of any willingness to engage in any further discussion with the Company or any other Person with respect to any waiver, amendment, modification or any other change to the Credit Agreement or the Loan Documents or any rights or remedies arising in favor of Lenders or Administrative Agent, or any of them, under or with respect to any such documents.

(b)    Construction. On and after the Second Amendment Effective Date, each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof”, “herein” or words of like import, and each reference to the Credit Agreement in any other Loan Document, shall be deemed a reference to the Amended Credit Agreement. This Second Amendment shall constitute a Loan Document for all purposes of the Credit Agreement and the other Loan Documents.

(c)    Acknowledgement and Reaffirmation. By its execution hereof, each of the Company and the other Loan Parties party hereto hereby expressly agrees, with respect to each Loan Document (as defined in the Amended Credit Agreement) to which it is a party (a) all of its obligations, liabilities and indebtedness under such Loan Document shall remain in full force and effect on a continuous basis regardless of the effectiveness of this Second Amendment, (b) nothing contained in this Second Amendment shall be construed as a substitution or novation of its obligations, liabilities and indebtedness under such Loan Document and (c) all of the liens and security interests created by and arising under such Loan Document remain in full force and effect on a continuous basis, regardless of the effectiveness of this Second Amendment, as collateral security for its obligations, liabilities and indebtedness under the Amended Credit Agreement and related Guarantees.

(d)    Execution in Counterparts; Loan Document. This Second Amendment may be executed by one or more of the parties to this Second Amendment on any number of separate counterparts, and all of said counterparts taken together shall be deemed to constitute one and the same instrument. The words “execution,” “signed,” “signature,” “delivery,” and words of like import in or relating to this Second Amendment and/or any document to be signed in connection with this Second Amendment and the transactions contemplated hereby shall be deemed to include Electronic Signatures, electronic deliveries or the keeping of records in electronic form, each of which shall be of the same legal effect, validity or enforceability as a manually executed signature, physical delivery thereof or the use of a paper-based recordkeeping system, as the case may be.

(e)    Governing Law. THIS SECOND AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

(f)    Successors and Assigns. This Second Amendment shall be binding on and inure to the benefit of the parties and their respective heirs, beneficiaries, successors and permitted assigns.

(g)    Severability. Any provision of this Second Amendment held to be invalid, illegal or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such invalidity, illegality or unenforceability without affecting the validity, legality and enforceability of the remaining provisions hereof; and the invalidity of a particular provision in a particular jurisdiction shall not invalidate such provision in any other jurisdiction.

(h)    Incorporation by Reference. The provisions of Sections 10.09(b), 10.09(c), 10.09(d) and 10.10 of the Credit Agreement are hereby incorporated by reference, mutatis mutandis.

[Signature Pages Follow]

IN WITNESS WHEREOF, the parties hereto have caused this Second Amendment to be duly executed and delivered by their proper and duly authorized officers as of the day and year first above written.

1-800-FLOWERS.COM, INC.

By:	/s/ William E. Shea
Name: William E. Shea
Title: Senior Vice President, Treasurer and Chief Financial Officer

[Signature Page to Second Amendment]

SUBSIDIARY BORROWERS:

BLOOMNET, INC.

NAPCO MARKETING CORP.

DESIGNPAC GIFTS LLC

800-FLOWERS, INC.

CHERYL & CO.

THE POPCORN FACTORY, INC.

By: /s/ William E. Shea

Name: William E. Shea

Title:   Vice President and Treasurer

HARRY & DAVID HOLDINGS, INC.
HARRY AND DAVID, LLC

By:   /s/ Edward E. Ford III

 Name: Edward E. Ford III

 Title:   Senior Vice President & Treasurer

[Signature Page to Second Amendment]

SUBSIDIARY GUARANTORS:

CONROY’S, INC.

1-800-FLOWERS RETAIL INC.

1-800-FLOWERS TEAM SERVICES, INC.

1-800-FLOWERS.COM FRANCHISE CO., INC.

BLOOMNET, INC.

CELEBRATIONS.COM, LLC

DESIGNPAC CO., INC.

FLOWERAMA OF AMERICA, INC.

GREAT FOODS, LLC

GUARDED REALTY HOLDINGS, LLC

NAPCO MARKETING CORP.

FRESH GIFT CARDS, INC.

DESIGNPAC GIFTS LLC

1-800-FLOWERS SERVICE SUPPORT CENTER, INC.

800-FLOWERS, INC.

CHERYL & CO.

MYFLORIST.NET, LLC

PERSONALIZATION UNIVERSE, LLC

THE POPCORN FACTORY, INC.

PERSONALIZATIONMALL.COM, LLC

SHARI'S BERRIES.COM, LLC

By:  /s/ William E. Shea

 Name: William E. Shea
 Title: Vice President and Treasurer

HARRY & DAVID HOLDINGS, INC.

HARRY AND DAVID, LLC

BEAR CREEK ORCHARDS, INC.

HARRY & DAVID OPERATIONS, INC.

By:  /s/ Edward E. Ford III

 Name: Edward E. Ford III
 Title: Senior Vice President & Treasurer

[Signature Page to Second Amendment]

JPMORGAN CHASE BANK, N.A., as Administrative Agent, Approving Existing Lender and Term Lender A-1 By: /s/ Louis Salvino Name: Louis Salvino Title: Vice President

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WELLS FARGO BANK, NATIONAL ASSOCIATION, as Approving Existing Lender and Term Lender A-1 By: /s/ Michael Zick Name: Michael Zick Title: Senior Vice President

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Citibank, N.A., as Approving Existing Lender and Term Lender A-1 By: /s/ Stuart N. Berman Name: Stuart N. Berman Title: Authorized Signatory

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Bank of America, N.A., as Approving Existing Lender and Term Lender A-1 By: /s/ Martha Novak Name: Martha Novak Title: Senior Vice President

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TD Bank, N.A., as Approving Existing Lender and Term Lender A-1 By: /s/ John Topolovec Name: John Topolovec Title: Vice President

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Capital One, N.A., as Approving Existing Lender and Term Lender A-1 By: /s/ Danielle Katz Name: Danielle Katz Title: Duly Authorized Signatory

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KEYBANK NATIONAL ASSOCIATION, as Approving Existing Lender and Term Lender A-1 By: /s/ John M. Macken Name: John M. Macken Title: Senior Vice President

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HSBC Bank USA, N.A., as Approving Existing Lender By: /s/ Jaime Mariano Name: Jaime Mariano Title: Senior Vice President #21440

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